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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 1998

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                        333-27355                     13-3526694
(State or Other             (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

          One New York Plaza                                        10292
          New York, New York                                      (Zip Code)
(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

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      Item 7. Financial Statements, Pro Forma Financial
              Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit 25.1. Form T-1 Statement of Eligibility.

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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PRUDENTIAL SECURITIES SECURED FINANCING
                               CORPORATION
                                     as  Depositor  and on behalf of Mortgage
                                     Lenders  Network  Home Equity Loan
                                     Trust 1998-2
                               Registrant

                                          By: /s/ Mary Alice Kohs
                                             ---------------------------------
                                              Name:  Mary Alice Kohs
                                              Title: Vice President

Dated:  June 16, 1998

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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
Exhibit 25.1.             Form T-1 Statement of Eligibility